TAX-FREE FUND OF COLORADO
                   A MASSACHUSETTS BUSINESS TRUST

I. FRONT OF CERTIFICATE (all text and other matter lies within 7-1/2" x 11-1/2" decorative border, 1/2" wide)

               (upper right) oval with heading: SHARES
               (upper left) oval with heading: NUMBER
               (below right oval) SEE REVERSE FOR CERTAIN DEFINITIONS



(at left) THIS CERTIFIES THAT           (at right) CUSIP 876933 10 2
(at left) is the owner of


Shares having a par value of one cent per Share of Tax-Free Fund of Colorado (hereinafter called the "Fund"), transferable on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.
     Witness the seal of the Fund and the signatures of its duly authorized officers or facsimiles thereof.

Dated:


/s/Edward M.W. Hines                         /s/Lacy B. Herrmann
______________________                       _____________________
Secretary                                    President



(at lower right, printed vertically)
                         Countersigned:
                         THE FIRST JERSEY NATIONAL BANK
                         (JERSEY CITY, N.J.)     Transfer Agent,

                         By
                                   ____________________________
                                   Authorized Signature.


II. BACK OF CERTIFICATE (text reads from top to bottom of 11-1/2" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common
     TEN ENT   - as tenants by the entireties
     JT TEN    - as joint tenants with right of survivorship
                 and not as tenants in common

UNIF GIFT MIN ACT - ................Custodian.......................
                         (Cust.)               (Minor)
                    under Uniform Gifts to Minors Act...............
                                                       (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER
UNTO

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER
OF ASSIGNEE
 _______________
[ (box for SS#) ]
[_______________]____________________________________________________
                    (Please print or typewrite name and address
                                   of assignee)
_____________________________________________________________________
_____________________________________________________________________
______________________________________________________________ SHARES
OF THE SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

___________________________________________ ATTORNEY TO TRANSFER THE
SAID STOCK ON THE BOOKS OF THE WITHIN NAMED TRUST WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated_________________        Signed____________________________

                                    ____________________________
                                    (Both must sign if joint tenancy)

                              Signature(s)
                              guaranteed________________________
                                             Firm or Bank
                              by
                              __________________________________
                                             Officer

(text printed in         Signatures must be guaranteed by a
box to left of           commercial bank or a member firm of a
signature(s))            domestic stock exchange.


(text printed            NOTICE: the signature to this assignment
vertically to right)     must correspond with the name as written
                         upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.